THE ALGER FUNDS

111 Fifth Avenue

New York, NY 10003

U.S.A.

Prospectus Supplement

dated 1 January 2011

This Supplement is supplemental to the German prospectus of The Alger Funds (the “Fund”) dated March 2010 (the “Prospectus”) and forms part of the Prospectus.

1.                                      The paragraph under the Heading “Paying Agent in the Federal Republic of Germany” on page 2 of the Prospectus is replaced and reads as follows from 1 January 2011:

“Deutsche Bank AG

Junghofstraße 5-9

60262 Frankfurt am Main

Please make payments in EUR into the following account

Account Holder: BNY Mellon (Luxembourg) S.A.

Account Number: 100 938 3985 06

BLZ: 500 700 10

IBAN: DE94 5007 0010 0938 3985 06

Swift Code: DEUTDEFF

Reference: Please indicate „Alger Fund account 6373219780“ as well as your Alger-Account-Number and the full name of the account holder.”

2.                                      The entire section beginning on page 33, on page 34 of the Prospectus under the heading “ALGER Investment Plan (only for Class B Shares)” is replaced and reads as follows from 1 January 2011:

“The Alger Funds offers investors the opportunity of saving by means of a regular monthly purchase of participating shares under the ALGER Investment Plan.

The Alger Investment Plan may be arranged for one or more Sub-Funds authorized for public distribution in Germany.

Under the Alger Investment Plan the investor undertakes to invest every month at least EUR 125 or any other amount in excess chosen by him in the selected Sub-Fund.

As of the first of each month the monthly investment installment is transferred via direct debiting system from the investor’s bank account to the Paying Agent account of The Alger Funds with Deutsche Bank AG, Frankfurt am Main; the debited amount will be directly forwarded to the Luxembourg-based settlement company The Bank of New York Mellon (Luxembourg) S.A.; there it is converted into US$ and then passed on to the Custodian of the Alger Funds without undue delay.

The Paying Agent does not charge the investors any fees in connection with the settlement of payments under the Alger Investment Plan.

Shares are purchased at the net asset value on the day the investment installments are credited to the Custodian of The Alger Funds. There is no sales charge under the Alger Investment Plan.

The issue of shares is effected by the entry into the register of shareholders without undue delay.

For the purpose of settlement via direct debiting system the investor gives The Bank of New York Mellon (Luxembourg) S.A. direct debit authorization with respect to his bank account and undertakes to provide cover at the beginning of each month so that his bank honors the direct debits presented by Deutsche Bank AG, Frankfurt am Main.

Termination of the Alger Investment Plan, by which the direct debit authorization will be revoked, may be effected at any time by sending a relevant letter to the German Distributor which will pass the termination on to The Bank of New York Mellon (Luxembourg) S.A. for further processing without undue delay.

In order to prevent further debits to the investor’s bank account as of the first of the following month written notice has to be received by the 15th of each month.

If notice is received in time, The Bank of New York Mellon (Luxembourg) S.A. will no longer make use of the direct debit authorization and will debit no further investment installments.

Investors should under no circumstances oppose a debit of a investment installment covered by direct debit authorization with their bank as otherwise they would become liable for damages to The Alger Funds. The minimum damage incurred in connection with the settlement of an unjustified revocation amounts to EUR 15 unless the investor is able to furnish proof of a lower damage.

If investors do not only wish to terminate the Alger Investment Plan but also want to redeem the participating shares purchased under the Alger Investment Plan they may send their redemption request together with the termination or at any time thereafter. The settlement of redemption requests is described in Sec. “Redemption of shares” in this Prospectus.

The monthly investment installments will not necessarily result in a continuous capital appreciation because even if the number of the purchased participating shares regularly increases, their value may sometimes be subject to considerable fluctuations due to the stock market performances in which the relevant Sub-Fund has invested. In addition, exchange rate movements may have a positive or negative influence on the amount invested.”

3.                                      The entire section under the heading “Paying Agent in the Federal Republic of Germany” on pages 59 and 60 of the Prospectus is replaced and reads as follows from 1 January 2011:

“The Sub-Funds have entered into a Paying Agent agreement with

Deutsche Bank AG

Junghofstraße 5-9

60262 Frankfurt am Main

according to Sec. 136 Paragraph 1 No. 4 Investment Act.

Deutsche Bank AG receives a handling fee of Euro 15,000 p.a. with respect to all Sub-Funds and is additionally reimbursed for its expenses, whereas the handling fee is allotted between the Sub-Funds according to their respective net asset value.

In case shareholders request payments, e.g. dividend payments, through the German paying agent, for payments upon presentation of coupons the German paying agent receives commissions amounting to 0.4 percent of the gross amount of the payment payable on the shares of the respective Sub-Fund, but in no event shall such commission be less than Euro 10.00 or greater than Euro 1,000.00 per item.

In case shareholders request a redemption or exchange of shares through the German paying agent, for payments upon presentation of share certificates the German paying agent receives commissions amounting to 1.0 percent of the gross amount of the payment payable on the shares of the respective Sub-Fund, but in no event shall such commission be less than Euro 10.00 or greater than Euro 1,000.00 per item.

In case of dissemination of information the German paying agent shall also receive Euro 2.50 per letter sent to shareholders or prospective investors.

Checks or remittances for the purchase of participating shares can be directed to the Paying Agent. The Luxembourg-based settlement company The Bank of New York Mellon (Luxembourg) S.A., Vertigo Building - Polaris, 2-4 Rue Eugène Ruppert, L-2453 Luxembourg, converts the incoming amounts to U.S. dollars on the day of the receipt of the amount and immediately transfers these amounts on the investor’s behalf to the Custodian, with the valuation generally being effected on the second banking day following the transfer.

Investors may receive redemption proceeds, payments of dividends and distributions of capital gains via the Paying Agent.

Investors may also pay by means of a check denominated in U.S. dollars to The Alger Funds, P.O. Box 8480, Boston, MA 02266-8480. The institution drawn upon by such check must be a bank in the United States of America.

Investors should designate the Sub-Fund and the relevant share class for which payment is intended since otherwise the payment might not be allotted. If it is not possible to allocate the payment because of a lack of sufficient information regarding the payment or because of the absence of the purchase request, the Sub-Funds reserve the right to reconvert the paid amount into Euro within 3 weeks and to repay it to the investor without interest.

With regard to payments to the Paying Agent account and repayments investors accept to bear the currency and interest risk associated with these procedures.”

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